Exhibit 99.1

Financing Information Disclosure July 2014

This presentation contains forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Risk Factors” in our financial statements filed with the SEC. Unless legally required, we assume no obligation to update any such forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. This presentation includes certain non-GAAP financial measures, including Pro Forma Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Before you invest, you should read the Company’s financial reports, including any registration statement and other documents it has filed with the SEC for more complete information about us and this offering. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of 21st Century Oncology Holdings, Inc. The financial measures set forth in this presentation are not necessarily comparable to those contained in the Company’s financial statements filed with the SEC. These internal financial measures have served a special use in conjunction with the activities described in the 8-K, for which this presentation is an exhibit. The Company does not intend to provide this information to the public in the future. Disclaimer

Monthly Financial Results – 21C Consolidated

($ in millions)

21C Consolidated Monthly Financial Results[1]

	Jan. '14	Feb. '14	Mar. '14	Apr. '14	May. '14	Total
Revenues						
Net Patient Service Revenue	$72.5	$75.4	$84.2	$89.6	$86.5	$408.1
Mgmt Fees	0.2	0.2	0.2	0.2	0.2	1.0
Other Revenue	1.8	1.5	2.5	1.4	1.8	9.0
Total Revenue	**$74.5**	**$77.1**	**$86.9**	**$91.2**	**$88.5**	**$418.1**
Bad Debt	1.7	1.7	0.9	1.7	1.0	6.9
Net Revenue	**$72.8**	**$75.4**	**$86.0**	**$89.5**	**$87.5**	**$411.2**
Expenses						
Salaries and Benefits	43.7	41.5	45.8	49.2	47.8	228.0
Medical Supplies	6.1	6.8	8.8	8.6	8.1	38.4
Facility Rent Expense	4.6	5.3	5.6	5.8	5.8	27.1
Other Operating Expenses	4.1	5.0	5.2	5.0	5.4	24.8
General and Administrative Expenses	8.5	9.3	12.6	9.5	11.3	51.3
Depreciation and Amortization	6.8	6.1	7.8	7.4	7.4	35.5
Total Expenses	**$73.8**	**$74.2**	**$85.8**	**$85.6**	**$85.7**	**$405.0**
Operating Profit	**($1.0)**	**$1.2**	**$0.2**	**$3.9**	**$1.8**	**$6.2**
Plus: Depreciation and Amortization	6.8	6.1	7.8	7.4	7.4	35.5
Plus: Addbacks[2]	3.3	3.2	5.1	3.3	4.4	19.2
Pro Forma Adj. EBITDA	**$9.1**	**$10.5**	**$13.0**	**$14.6**	**$13.6**	**$60.8**
Memo:						
Q1 Pro Forma Adj. EBITDA						$32.6
Less: Additional Adjustments[3]						(2.2)
Reported Q1 Pro Forma Adj. EBITDA[4]						**$30.5**

21st Century Oncology

(1) Includes results for SFRO starting post-acquisition on 2/11/14. Includes consolidating financials for all MDLLC entities.
(2) Addback detail included in appendix.
(3) Additional adjustment detail included in the appendix.
(4) Refers to 8-K filed on May 29, 2014.

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Monthly Financial Results – 21C Domestic Only ($ in millions) 21C Domestic Only Monthly Financial Results (1) Addback detail included in appendix.  4 Jan. ‘14 Feb. ‘14 Mar. ‘14 Apr. ‘14 May. ‘14 Total Revenues Net Patient Service Revenue $56.2 $53.2 $57.5 $59.8 $57.4 $284.1 Mgmt Fees 0.2 0.2 0.2 0.2 0.2 1.0 Other Revenue 0.9 0.8 1.3 0.7 0.7 4.3 Total Revenue $57.3 $54.1 $59.1 $60.6 $58.3 $289.4 Bad Debt 1.7 1.5 0.4 1.0 0.6 5.2 Net Revenue $55.6 $52.6 $58.7 $59.6 $57.7 $284.2 Expenses Salaries and Benefits 35.8 31.0 32.3 33.7 33.3 166.2 Medical Supplies 5.7 5.5 7.0 6.6 6.8 31.5 Facility Rent Expense 3.6 3.7 3.4 3.7 3.7 18.1 Other Operating Expenses 2.9 3.1 3.1 2.9 3.0 15.0 General and Administrative Expenses 6.8 7.3 10.5 7.3 9.2 41.0 Depreciation and Amortization 5.3 4.6 5.1 4.9 5.0 25.0 Total Expenses $60.2 $55.3 $61.4 $59.1 $60.9 $296.9 Operating Profit ($4.6) ($2.7) ($2.7) $0.5 ($3.2) ($12.7) Plus: Depreciation and Amortization 5.3 4.6 5.1 4.9 5.0 25.0 Plus: Addbacks(1) 2.6 2.7 4.8 2.4 4.1 16.7 Pro Forma Adj. EBITDA $3.3 $4.7 $7.2 $7.9 $5.9 $29.1

Monthly Financial Results – OnCure ($ in millions) OnCure Monthly Financial Results (1) Addback detail included in appendix.  Jan. ‘14 Feb. ‘14 Mar. ‘14 Apr. ‘14 May. ‘14 Total Revenues Net Patient Service Revenue $8.6 $8.5 $8.6 $9.3 $9.0 $44.0 Mgmt Fees — — — — — — Other Revenue 0.9 0.2 0.5 (0.1) 0.4 1.9 Total Revenue $9.6 $8.7 $9.1 $9.2 $9.4 $45.9 Bad Debt (0.1) 0.0 0.2 0.3 0.1 0.6 Net Revenue $9.6 $8.7 $8.9 $8.8 $9.3 $45.3 Expenses Salaries and Benefits 4.9 4.3 4.2 5.2 4.0 22.5 Medical Supplies 0.1 0.1 0.1 0.1 0.1 0.6 Facility Rent Expense 0.6 0.6 0.6 0.6 0.6 3.1 Other Operating Expenses 0.4 0.5 0.7 0.7 0.7 3.1 General and Administrative Expenses 0.8 0.8 0.9 0.7 0.9 4.1 Depreciation and Amortization 1.2 1.2 1.2 1.4 1.4 6.2 Total Expenses $8.0 $7.6 $7.7 $8.7 $7.7 $39.7 Operating Profit $1.6 $1.2 $1.2 $0.1 $1.6 $5.6 Plus: Depreciation and Amortization 1.2 1.2 1.2 1.4 1.4 6.2 Plus: Addbacks(1) 0.4 0.3 0.1 0.7 0.1 1.6 Pro Forma Adj. EBITDA $3.2 $2.7 $2.5 $2.2 $3.0 $13.5

Monthly Financial Results – International Segment

($ in millions)

Approximately 80% of the Company's fiscal year 2013 and YTD May 2014 International segment revenue, as well as approximate Adjusted EBITDA, was generated from entities domiciled in Argentina.

- Unlevered and net cash flow year-to-date is ($4.4) million and ($0.1) million, respectively

International Segment Monthly Financial Results(1)

	Jan. '14	Feb. '14	Mar. '14	Apr. '14	May. '14	Total
Revenues						
Net Patient Service Revenue	$7.6	$6.2	$7.4	$7.7	$8.0	$36.9
Mgmt Fees	--	--	--	--	--	--
Other Revenue	0.0	0.0	(0.0)	0.0	0.1	0.2
Total Revenue	**$7.6**	**$6.2**	**$7.3**	**$7.8**	**$8.1**	**$37.1**
Bad Debt	0.0	0.0	0.1	0.0	0.1	0.2
Net Revenue	**$7.6**	**$6.2**	**$7.3**	**$7.7**	**$8.1**	**$36.8**
Expenses						
Salaries and Benefits	3.0	2.8	3.2	3.3	3.5	15.8
Medical Supplies	0.3	0.2	0.2	0.2	0.2	1.1
Facility Rent Expense	0.3	0.4	0.4	0.4	0.4	1.8
Other Operating Expenses	0.7	0.7	0.8	0.7	0.8	3.6
General and Administrative Expenses	0.9	0.8	0.9	0.9	0.8	4.2
Depreciation and Amortization	0.3	0.3	0.4	0.3	0.4	1.8
Total Expenses	**$5.5**	**$5.2**	**$5.8**	**$5.9**	**$5.9**	**$28.3**
Operating Profit	**$2.0**	**$1.0**	**$1.5**	**$1.9**	**$2.2**	**$8.5**
Plus: Depreciation and Amortization	0.3	0.3	0.4	0.3	0.4	1.8
Plus: Addbacks(2)	0.3	0.1	0.1	0.1	0.1	0.7
Pro Forma Adj. EBITDA	**$2.6**	**$1.5**	**$2.0**	**$2.3**	**$2.6**	**$11.0**

21st Century Oncology

(1) Represents consolidating financials for all operating and non-operating entities of MDLLC.
(2) Addback detail included in appendix.

6

21C – Cash Flow by Segment (January – May 2014)

($ in millions)

21C Cash Flow by Segment – January-May 2014

	21C Domestic	OnCure	SFRO[1]	MDLLC[2]	Total
Pro Forma Adjusted EBITDA	**$29.1**	**$13.5**	**$7.3**	**$11.0**	**$60.8**
Less: Cash EBITDA Addbacks - One-Time	(3.3)	(1.1)	--	(0.0)	(4.4)
Less: Cash EBITDA Addbacks - Transaction	(5.4)	--	--	(0.7)	(6.1)
Less: Cash EBITDA Addbacks - Recurring	(3.4)	(0.2)	--	--	(3.6)
Less: Incr. in Working Capital	7.2	(2.0)	0.7	(0.4)	5.6
Less: Capex	(22.2)	(4.9)	(2.1)	(5.9)	(35.2)
Less: Practice Acquisitions	(5.2)	--	(74.3)	(3.5)	(83.0)
Less: NCI from practice acquisition	--	--	(28.4)	(0.6)	(29.1)
Less: Intercompany/JV Activity	5.3	(4.8)	(1.9)	4.1	2.6
Less: Other	1.8	(1.6)	5.5	(8.3)	(2.6)
Unlevered Cash Flows	**$3.8**	**($1.1)**	**($93.3)**	**($4.4)**	**($95.0)**
Cash Flow from Financing Activities (Including Interest Expense)					
Less: Cash Interest on Debt and Capital Leases	(40.9)	(0.1)	(0.8)	(0.4)	(42.1)
Less: Other Debt Changes					
Net Capital Lease Changes	4.9	(0.9)	32.7	(0.2)	36.5
Obligation Under Sr Credit Facility	29.5	--	--	--	29.5
Purchase Money Indebtedness	7.4	--	--	--	7.4
SFRO Term A / Term B	--	--	65.2	--	65.2
Net Finance Obligations	(0.4)	--	--	4.9	4.5
Subtotal	41.3	(0.9)	98.0	4.7	143.1
Total Cash Flow from Financing Activities	**$0.4**	**($1.0)**	**$97.2**	**$4.4**	**$101.1**
Net Cash Flow	**$4.3**	**($2.1)**	**$3.9**	**($0.1)**	**$6.1**
Beginning Cash Balance	$8.9	$4.9	--	$3.7	$17.5
Net Cash Flow	4.3	(2.1)	3.9	(0.1)	6.1
Ending Cash Balance	**$13.1**	**$2.9**	**$3.9**	**$3.6**	**$23.5**

21st Century Oncology

(1) Reflects all adjustments associated with the SFRO acquisition which closed in February 2014
(2) Represents consolidating financials for all operating and non-operating entities of MDLLC. MDLLC beginning cash balance includes $0.2m of restricted cash

7

Historical and Forecasted 21C U.S. Combined Liquidity

($ in millions)

The liquidity summary below represents 21C Domestic and OnCure only (SFRO and International segment are excluded). Included in the cash flow information are payments associated with one-time, other non-recurring or additional payments due to weekly timing that make the cash flows over the period lower than expected "run-rate" net cash flows; these amounts on a net basis during the full period impact the cash flows below negatively by approximately $11 million (as outlined in the non-recurring operating adjustments line)

Historical and Forecasted 21C U.S. Combined Liquidity

	4-Weeks Ended				3-Weeks Ended	Total
	27-Jun	25-Jul	22-Aug	19-Sep	10-Oct	
Beginning Book Cash	**$15.6**	**$17.1**	**$37.9**	**$25.7**	**$21.5**	**$15.6**
Total Receipts	63.3	63.2	60.6	58.3	45.2	290.6
Total Operating Expenses	(32.2)	(17.3)	(25.7)	(27.0)	(19.3)	(121.6)
Total Employee Costs	(26.7)	(31.5)	(37.7)	(29.4)	(24.9)	(150.3)
Operating Cash Flows	**4.4**	**14.3**	**(2.8)**	**1.8**	**1.0**	**$18.8**
Non-Recurring Operating Adjustments	-	(0.9)	(2.1)	(3.5)	(4.7)	(11.2)
Adjusted Operating Cash Flows	**4.4**	**13.5**	**(4.9)**	**(1.7)**	**(3.7)**	**$7.6**
Total Non-Operating Disbursements (and Other)	(3.0)	(10.2)	(7.3)	(2.5)	(5.3)	(28.2)
Total Net Cash Flows	**$1.5**	**$3.3**	**($12.2)**	**($4.1)**	**($9.0)**	**($20.5)**
Financing Activity	-	17.5	-	-	-	17.5
Ending Book Cash	**$17.1**	**$37.9**	**$25.7**	**$21.5**	**$12.6**	**$12.6**

21st Century Oncology

8

Appendix 9

Addback Detail – 21C Consolidated

($ in millions)

21C Consolidated[1]	Jan. '14	Feb. '14	Mar. '14	Apr. '14	May. '14	Total
Non-Cash Addbacks (One-Time):						
Loss on Sale Leaseback Transaction	0.1	-	-	-	-	0.1
Fair Value Adjustment of Earn-Out Liability	0.1	0.1	0.1	0.1	0.1	0.3
(Gain) Loss on Foreign Currency Derivative Contracts	-	-	(0.0)	-	-	(0.0)
Total Non-Cash Addbacks (One-Time)	$0.2	$0.1	$0.1	$0.1	$0.1	$0.5
Non-Cash Addbacks (Recurring):						
Sale-Lease Back Adjustments	-	-	(0.3)	-	-	(0.3)
Non-Cash Expenses[2]	0.4	0.4	0.0	0.5	0.4	1.6
Loss on Sale of Assets	(0.0)	0.1	(0.0)	0.0	0.0	0.0
Unconsolidated JV Income	0.0	0.0	(0.0)	0.0	0.1	0.1
Total Non-Cash Addbacks (Recurring)	$0.3	$0.5	($0.3)	$0.5	$0.5	$1.4
Non-Cash Physician Incentive Accrual	$0.6	$0.6	$0.6	$0.6	$0.6	$3.1
Cash Addbacks (One-Time):						
Litigation Settlement	0.0	0.0	0.7	0.1	0.9	1.7
Tradename / Rebranding Initiative	0.0	0.1	0.2	0.1	0.1	0.5
Donation	-	-	-	0.2	-	0.2
Other Expenses[3]	0.6	0.3	0.2	0.9	0.1	2.0
Total Cash Addbacks (One-Time)	$0.6	$0.5	$1.1	$1.2	$1.1	$4.4
Acquisition-Related Costs	$0.8	$0.9	$2.8	$0.5	$1.2	$6.1
Cash Addbacks (Recurring):						
Management Fees[4]	0.1	0.1	0.1	0.1	0.1	0.3
Expenses Associated with Idle / Closed Treatment Facilities	0.4	0.4	0.4	0.2	0.7	2.1
Other G&A Expense	0.2	0.2	0.3	0.2	0.2	1.2
Distribution from unconsolidated JV	-	-	0.1	0.0	-	0.1
Total Cash Addbacks (Recurring)	$0.7	$0.7	$0.8	$0.5	$1.0	$3.6
Total Addbacks	$3.3	$3.2	$5.1	$3.3	$4.4	$19.2

Q1 Reconciliation to 8-K Filed on May 29, 2014:	Total (Q1)
Deduction for Non-Controlling Interest	($0.9)
Pro Forma Full Period Effect of Acquisition EBITDA	0.7
Unconsolidated JV Income	(0.0)
Distribution from Unconsolidated JV	(0.1)
Non-Cash Physician Incentive Accrual	(1.9)
Other	(0.0)
Total Additional Adjustments	($2.2)

21st Century Oncology

(1) Includes results for SFRO starting post-acquisition on 2/11/14. Includes consolidating financials for all of MDLLC entities.
(2) Includes Stock Compensation, Amortization of Straight-Line Rent, Non-Cash Equipment Rent.
(3) Includes Severance Payments Related to Termination of Employee Staff Reductions and Tail Premiums Paid on Terminated Physicians.
(4) Management fees for 2014 have not yet been paid in cash.

10

Addback Detail – 21C Domestic Only ($ in millions) 21C Domestic Only (1) Includes Stock Compensation, Amortization of Straight-Line Rent, Non-Cash Equipment Rent. (2) Includes Severance Payments Related to Termination of Employee Staff Reductions and Tail Premiums Paid on Terminated Physicians. (3) Management fees for 2014 have not yet been paid in cash. (1) (2) (3) (4) 21C Domestic Only Jan. ‘14 Feb. ‘14 Mar. ‘14 Apr. ‘14 May. ‘14 Total Non-Cash Addbacks (One-Time): Loss on Sale Leaseback Transaction 0.1 - - - - 0.1 Fair Value Adjustment of Earn-Out Liability - - - - - - (Gain) Loss on Foreign Currency Derivative Contracts - - (0.0) - - (0.0) Total Non-Cash Addbacks (One-Time) $0.1 - ($0.0) - - $0.1 Non-Cash Addbacks (Recurring): Sale-Lease Back Adjustments - - (0.3) - - (0.3) Non-Cash Expenses (1) 0.3 0.4 (0.0) 0.4 0.3 1.4 Loss on Sale of Assets (0.0) 0.1 0.0 0.0 0.0 0.1 Unconsolidated JV Income 0.0 0.0 (0.0) 0.0 0.1 0.1 Total Non-Cash Addbacks (Recurring) $0.3 $0.5 ($0.3) $0.4 $0.5 $1.3 Non-Cash Physician Incentive Accrual $0.6 $0.6 $0.6 $0.6 $0.6 $3.1 Cash Addbacks (One-Time): Litigation Settlement 0.0 0.0 0.7 0.1 0.9 1.7 (4) Tradename / Rebranding Initiative 0.0 0.1 0.2 0.1 0.1 0.5 Donation - - - 0.2 - 0.2 Other Expenses(2) 0.4 0.1 0.1 0.2 0.1 0.9 Total Cash Addbacks (One-Time) $0.4 $0.3 $1.1 $0.5 $1.1 $3.3 Acquisition-Related Costs $0.6 $0.7 $2.7 $0.4 $1.0 $5.4 Cash Addbacks (Recurring): Management Fees(3) 0.1 0.1 0.1 0.1 0.1 0.3 Expenses Associated with Idle / Closed Treatment Facilities 0.3 0.3 0.4 0.2 0.7 1.9 Other G&A Expense 0.2 0.2 0.3 0.2 0.2 1.2 Distribution from unconsolidated JV - - 0.1 0.0 - 0.1 Total Cash Addbacks (Recurring) $0.6 $0.6 $0.8 $0.5 $0.9 $3.4 Total Addbacks $2.6 $2.7 $4.8 $2.4 $4.1 $16.7

Addback Detail – OnCure

($ in millions)

OnCure Monthly	Jan. '14	Feb. '14	Mar. '14	Apr. '14	May. '14	Total
Non-Cash Addbacks (One-Time):						
Loss on Sale Leaseback Transaction	-	-	-	-	-	-
Fair Value Adjustment of Earn-Out Liability	0.1	0.1	0.1	0.1	0.1	0.3
(Gain) Loss on Foreign Currency Derivative Contracts	-	-	-	-	-	-
Total Non-Cash Addbacks (One-Time)	$0.1	0.1	$0.1	0.1	0.1	$0.3
Non-Cash Addbacks (Recurring):						
Sale-Lease Back Adjustments	-	-	-	-	-	-
Non-Cash Expenses (1)	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Sale of Assets	-	-	(0.0)	-	-	(0.0)
Unconsolidated JV Income	-	-	-	-	-	-
Total Non-Cash Addbacks (Recurring)	$0.0	$0.0	($0.0)	$0.0	$0.0	$0.0
Cash Addbacks (One-Time):						
Litigation Settlement	-	-	-	-	-	-
Tradename / Rebranding Initiative	-	-	0.0	0.0	0.0	0.0
Donation	-	-	-	-	-	-
Other Expenses (2)	0.2	0.2	0.0	0.6	0.0	1.1
Total Cash Addbacks (One-Time)	$0.2	$0.2	$0.0	$0.6	$0.0	$1.1
Acquisition-Related Costs	$0.0	$0.0	$0.0	$0.0	$0.0	-
Cash Addbacks (Recurring):						
Management Fees (3)	-	-	-	-	-	-
Expenses Associated with Idle / Closed Treatment Facilities	0.1	0.1	0.0	0.0	0.0	0.2
Other G&A Expense	-	-	-	-	-	-
Distribution from unconsolidated JV	-	-	-	-	-	-
Total Cash Addbacks (Recurring)	$0.1	$0.1	$0.0	$0.0	$0.0	$0.2
Total Addbacks	$0.4	$0.3	$0.1	$0.7	$0.1	$1.6

(1) Includes Stock Compensation, Amortization of Straight-Line Rent, Non-Cash Equipment Rent.
(2) Includes Severance Payments Related to Termination of Employee Staff Reductions and Tail Premiums Paid on Terminated Physicians.
(3) Management fees for 2014 have not yet been paid in cash.

21st Century Oncology

12

Addback Detail – International Segment

($ in millions)

International Segment[1]	Jan. '14	Feb. '14	Mar. '14	Apr. '14	May. '14	Total
Non-Cash Addbacks (One-Time):						
Loss on Sale Leaseback Transaction	-	-	-	-	-	-
Fair Value Adjustment of Earn-Out Liability	-	-	-	-	-	-
(Gain) Loss on Foreign Currency Derivative Contracts	-	-	-	-	-	-
Total Non-Cash Addbacks (One-Time)	-	-	-	-	-	-
Non-Cash Addbacks (Recurring):						
Sale-Lease Back Adjustments	-	-	-	-	-	-
Non-Cash Expenses[2]	-	-	-	-	-	-
Loss on Sale of Assets	-	-	-	-	(0.0)	(0.0)
Unconsolidated JV Income	-	-	-	-	-	-
Total Non-Cash Addbacks (Recurring)	-	-	-	-	($0.0)	($0.0)
Cash Addbacks (One-Time):						
Litigation Settlement	-	-	-	-	-	-
Tradename / Rebranding Initiative	-	-	-	-	-	-
Donation	-	-	-	-	-	-
Other Expenses[3]	0.0	-	0.0	-	0.0	0.0
Total Cash Addbacks (One-Time)	$0.0	-	$0.0	-	$0.0	$0.0
Acquisition-Related Costs	$0.2	$0.1	$0.1	$0.1	$0.1	$0.7
Cash Addbacks (Recurring):						
Expenses Associated with Idle / Closed Treatment Facilities	-	-	-	-	-	-
Other G&A Expense	-	-	-	-	-	-
Distribution from unconsolidated JV	-	-	-	-	-	-
Total Cash Addbacks (Recurring)	-	-	-	-	-	-
Total Addbacks	$0.3	$0.1	$0.1	$0.1	$0.1	$0.7

21st Century Oncology

(1) Includes consolidating financials for all of MDLLC entities.
(2) Includes Stock Compensation, Amortization of Straight-Line Rent, Non-Cash Equipment Rent.
(3) Includes Severance Payments Related to Termination of Employee Staff Reductions and Tail Premiums Paid on Terminated Physicians.

13